{P2210636.1} 1 NET LEASE AGREEMENT THIS NET LEASE AGREEMENT (this “Lease”) made as of this ____ day of July, 2024 (the “Commencement Date”), by and between Big Lake Industrial 2024, LLC, a Minnesota limited liability company (the “Landlord”), having its principal office at 2655 Cheshire Lane North, Plymouth, MN and Glenbrook Building Supply, Inc., a Delaware corporation and Edge Builder Inc., a Delaware corporation (collectively, the “Tenant”), with its principal office addresses at 791 Rose Drive, Big Lake, MN 55309 and 5215 Gershwin Ave. N., Oakdale, MN 55128 respectively . WHEREAS, Landlord is taking title to the Premises as of the date of this Lease in accordance with the terms and conditions of that certain Commercial Purchase Agreement with Leaseback, made as of May 6, 2024 (the “CPA”) entered into by Landlord or its affiliate, as the buyer of the Premises, and Tenant’s affiliate, 791 Rose Drive, LLC, a Delaware limited liability company as the seller of the Premises, and, immediately after taking title, Landlord is leasing to Tenant the Premises in accordance with the terms of this Lease. NOW, THEREFORE, in consideration of the foregoing statements, and the within covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, legal representatives, successors, and permitted assigns, hereby covenant and agree as follows: In addition to the capitalized words and phrases defined elsewhere in this Lease when first used, the following capitalized terms shall have the meanings ascribed to them below: A. “Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of Minnesota. B. “Default Rate” means an annual rate of interest equal to the greater of (i) five percent (5%) per annum over the Wall Street Journal (or any successor publication) prime rate, or (ii) twelve percent (12%) per annum; provided, however, that in no event shall the Default Rate exceed the highest lawful rate of interest that may be charged on past due amounts due under applicable law. C. “Environmental Laws” shall mean all Laws: (a) relating to the environment, human health, or natural resources; (b) regulating, controlling, or imposing liability or standards of conduct concerning any Hazardous Materials; (c) relating to Remedial Action; and (d) requiring notification or disclosure of releases of Hazardous Materials or of the existence of any environmental conditions on or at the Premises, as any of the foregoing may be amended, supplemented, or supplanted from time to time. D. “Fee Mortgage” shall mean any financing obtained by Landlord, as evidenced by any mortgage, deed of trust, assignment of leases and rents, or other instruments, and secured by the fee interest of Landlord in the Property, including any extensions, modifications, amendments, replacements, supplements, renewals, refinancings, and consolidations thereof. 9th 2 E. “Fee Mortgagee” shall mean the holder of a Fee Mortgage. F. “Fixed Annual Rent” means Two Hundred Thirty-four Thousand Six Hundred Fifty-four Dollars ($234,654.00), as increased as provided in Section 3 of the Lease. G. “FMRV” means, for any period the then fair market rental value of the Premises for such period, for their highest and best use (as if the Premises(s) are unencumbered and free and clear of (i) the existence of this Lease, (ii) any default by Tenant hereunder. H. “GAAP” means generally accepted accounting principles, applied on a “consistent basis”, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. I. “Governmental Authority” means the United States of America, the State of Minnesota, the County of Sherburne, the Town of Big Lake, any political subdivision of any of the foregoing, and any other governmental or regulatory authority, agency, board, department, or any other public or quasi-public authority having jurisdiction over the Premises or the matter at issue. J. “Hazardous Materials” means any and all substances, materials, chemicals, or wastes that now or hereafter are classified or considered to be hazardous or toxic under any Environmental Law, or that are or become regulated by any Governmental Authority because of toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness, or reactivity under any Environmental Law applicable to the Premises, and shall also include: (a) gasoline, diesel fuel, and any other petroleum hydrocarbons; (b) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (c) polychlorinated biphenyls; (d) radon gas; and (e) flammable liquids and explosives. K. “Improvements” means all buildings and other improvements now located, or hereafter constructed, on the Premises, together with all fixtures, excluding Trade Fixtures, currently or in the future installed or erected in or upon the Premises. L. “Law” or “Laws” means any present or future applicable law, statute, ordinance, regulation (including zoning regulations), code, building code, judgment, injunction, arbitration award, order, rule, directive, common law, codes and ordinances of any Governmental Authorities, easement, covenant, restriction, or other agreement of record affecting the Premises as of the Commencement Date or subsequent thereto. 3 M. “Leasehold Mortgage” means any loan financing obtained by Tenant, as evidenced by any mortgage, deed of trust, or other instrument and secured by Tenant’s interest in this Lease and the Leasehold estate created hereby, including any extensions, modifications, amendments, replacements, supplements, renewals, and refinancing thereof. N. “Leasehold Mortgagee” means the holder of a Leasehold Mortgage. O. “Permitted Use” means the design and manufacture of construction materials, panel construction, general construction, modular building, transportation, any work permitted to be performed in an office environment and related uses concerning all of the aforementioned. P. “Person” means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, governmental authority, or other entity. Q. “Premises” means the building(s), improvements and real property located at the addresses described on Schedule “A”, which real property is more fully described in the legal description included on Schedule “A”. R. “Release” means the release or threatened release of any Hazardous Materials into or upon or under or above any land, water, or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, spillage, leakage, seepage, leaching, or dumping. S. “Remedial Action” means the investigation, response, clean up, remediation, prevention, mitigation, or removal of any Hazardous Materials necessary to comply with any Environmental Laws. T. “Renewal Option” has the meaning set forth in Section 6 of this Lease. U. “State” means the State of Minnesota. V. “Tangible Net Worth” means, with respect to any Person, as of any date of determination and as supported by reasonable documentation, the difference between (a) the sum of the total assets less the total liabilities of such Person, minus (b) the intangible assets of such Person, all as determined in accordance with GAAP or IFRS (as defined elsewhere in this Lease); provided, however, that in no event shall Tangible Net Worth be greater than the calculation of tangible net worth provided by such Person to its principal lending group pursuant to its credit agreement with such lenders. 4 W. “Trade Fixtures” means, any fixtures listed in Schedule E, or any replacement or upgrade to an item found therein, and any additions to Schedule E as may be amended from time to time via mutual agreement between Tenant and Landlord. 1. DEMISE. Landlord hereby demises and lets to Tenant and Tenant hereby leases from Landlord, on a triple-net basis, the Premises, pursuant to the terms and conditions set forth herein. This Lease is intended to be a triple-net lease of the Premises. 2. TERM. The initial term (the “Initial Term”) of this Lease shall commence on the Commencement Date and shall end on the last day of the one hundred eightieth full calendar month thereafter (the “Expiration Date”) (and, for avoidance of doubt, if the Commencement Date is not the first day of a calendar month, the partial calendar month during which the Commencement Date occurs shall be included in the Initial Term in addition to said 180 full calendar month period). The Initial Term may be extended pursuant to Section 6 of this Lease, and the term “Expiration Date” shall refer to the last day of the Term, as it may be so extended. The “Term” means, collectively, the Initial Term and the Renewal Term (as defined in Section 6 of this Lease) that Tenant properly exercises in accordance with Section 6. 3. FIXED ANNUAL RENT. (a) Tenant shall pay the Fixed Annual Rent for the Premises in equal monthly installments during the Term. All payments of Fixed Annual Rent and additional rent under this Lease shall be made by Tenant to Landlord or as may otherwise from time to time be directed by notice from Landlord upon no less than ten (10) Business Days prior written notice from Landlord to Tenant. Monthly installments of Fixed Annual Rent shall be due and payable, in advance, on the first Business Day of each month during the Term without notice or demand and without any abatement, setoff or deduction whatsoever. Tenant shall initiate and pay all amounts payable under this Lease by electronic funds transfer of immediately available funds to the following account for Landlord or such other account as Landlord may identify in written notice by Landlord to Tenant for deposit of Rent: Big Lake Industrial 2024, LLC 2655 Cheshire Lane North Plymouth MN 55447 Bank: Royal Credit Union 200 Riverfront Terrace Eau Claire, WI 54703 Routing No : 291880411 Checking Account : 4575962289 (b) Subject to (c) below, on the first (1st) anniversary of the Commencement Date and on each anniversary of the Commencement Date, and on the commencement of the Renewal Term, if any, and on each anniversary of the Commencement Date during the Renewal Term, the Fixed

5 Annual Rent as then in effect shall be increased by an amount equal to the product of (i) two percent (2%) multiplied by (ii) the Fixed Annual Rent then in effect, before taking into account any rent abatements or rent credits then in effect. Notwithstanding the foregoing, if the Commencement Date occurs on a day other than the first day of a calendar month, then the first rent increase pursuant to this paragraph shall occur on the first (1st) anniversary of the first day of the calendar month following the partial month during which the Commencement Date occurs, and each subsequent rent increase pursuant to this paragraph shall occur on the anniversary of such initial rent increase date. (c) Notwithstanding any provision in this Section 3 to the contrary, if this Lease commences or terminates on a day which is not the first or the last day of a calendar month, as the case may be, then Fixed Annual Rent for the calendar month in which this Lease commences or terminates shall be prorated. (d) So long as Tenant pays the Fixed Annual Rent and other rent provided in this Lease, and performs all of the terms, covenants and conditions on its part contained herein, Tenant shall have, subject to the terms and conditions set forth herein, the right to the peaceful and quiet enjoyment and occupancy of the Premises. 4. ADDITIONAL RENT. (a) In addition to the Fixed Annual Rent, Tenant shall also pay and discharge, as additional rent, all other amounts, liabilities and obligations of whatever nature relating to the Premises, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, including all taxes, assessments, licenses and permit fees, charges for public utilities, and all governmental charges, of any kind and nature whatsoever which during the Term may be imposed upon or become due and payable in respect of, or become a lien on, the Premises or any part thereof. Notwithstanding the foregoing, Tenant shall not be responsible for payment of the fees, costs and expenses related to any indebtedness of Landlord or income taxes assessed against Landlord. Additional rent shall include, without limitation, all Impositions (as hereafter defined) affecting the Premises, and all amounts required to be paid under any covenants, requirements, easements or restrictions of record pertaining to the Premises existing as of the Commencement Date, and all interest and penalties that may accrue thereon (unless accrued due to Landlord’s act or omission), and all damages, costs and reasonable out of pocket expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant’s part to comply with the terms of this Lease, all of which Tenant hereby agrees to pay upon demand or as is otherwise provided herein. Upon any failure on the part of Tenant to pay any of the additional rent (subject to Tenant’s notice and cure rights set forth herein), Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Fixed Annual Rent, except as otherwise provided in this Lease. Fixed Annual Rent and additional rent sometimes are referred to in this Lease, collectively, as “Rent”. (b) Subject to Tenant’s right to contest or dispute sums constituting additional rent as provided in this Lease, Tenant shall pay and discharge any additional rent referred to in Section 4(a) when the same shall become due; provided that amounts that are billed to Landlord or any third 6 party, but not to Tenant, shall be paid within ten (10) Business Days after notice is given of Landlord’s demand for payment thereof. If Tenant fails to pay any such amount within fifteen (15) Business Days of the date due and Tenant is not contesting or disputing the same as provided in this Lease, Landlord may, at its option, pay such amount and Tenant shall reimburse Landlord for such amount as additional rent hereunder within ten (10) Business Days after notice is given of Landlord’s payment of and demand therefor. 5. NET LEASE; TRUE LEASE. (a) This Lease is intended to be and shall be deemed and construed to be an absolutely “net lease” and Tenant shall pay to Landlord, absolutely net throughout the Term, the Fixed Annual Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever. Under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be required to make any payment of any kind or be under any other obligation whatsoever with respect to the Premises. Tenant shall pay all costs, expenses and charges of every kind and nature relating to the Premises during the Term (except for expenses related to any indebtedness of Landlord and income taxes of Landlord excluded from additional rent in Section 4(a) above), whether such amounts are ordinary or extraordinary and irrespective as to whether such amounts could have been reasonably anticipated by the parties. Except as otherwise provided in this Lease, the obligations of Tenant hereunder shall not be affected by reason of any damage to or destruction of the Premises or any part thereof, any taking of the Premises or any part thereof by condemnation or otherwise, any restriction or prevention of Tenant’s use of the Premises or for any reason, any interruption or failure of utilities servicing the Premises, any matter affecting title to the Premises, any eviction by paramount title or otherwise, or any other cause whether similar or dissimilar to the foregoing and whether or not Tenant shall have notice or knowledge thereof and whether or not such cause shall now be foreseeable. (b) Landlord and Tenant intend this Lease to be a true lease, and the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Landlord and Tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein. 6. RENEWAL OPTION. (a) Provided that this Lease is not previously cancelled or terminated as provided in this Lease (and the Term shall not have otherwise expired) and that no Event of Default exists on the date of exercise of the Renewal Option (defined below) and on the date that the Renewal Term (defined below) commences, Tenant shall have one (1) option to extend the Term of this Lease for a renewal term of ten (10) years, “Renewal Term”). Tenant may exercise its option for the Renewal Term (each, a “Renewal Option”) by providing irrevocable written notice (each, a “Renewal Notice”) to Landlord of Tenant’s election to exercise such Renewal Option in accordance with the provisions of this Section 6. The Renewal Notice must be given, if at all, not later than twelve (12) months prior to the Expiration Date of the Initial Term (“Renewal Option Deadline”), provided however, that if Tenant has failed to give a Renewal Notice by the applicable Renewal Option Deadline, Tenant 7 automatically shall have a grace period of sixty (60) days following such Renewal Option Deadline within which to give such Renewal Notice. If Tenant fails to exercise its Renewal Option for the Renewal Term within the time provided in this Section 6, then Tenant’s Renewal Option shall be deemed to have been waived. (b) The Fixed Annual Rent to be paid by Tenant during the Renewal Terms shall be as described in Section 3 of this Lease, subject to escalations described in Section 3 of this Lease. (c) Time shall be of the essence as to the giving of notices under this Section 6. (d) If Tenant elects not to renew this Lease by providing written notice to Landlord or by failing to provide notice to Landlord of Tenant’s election to exercise its option to renew this Lease pursuant to this Section 6, then Landlord will have the right during the remainder of the Term then in effect and, in any event, Landlord will have the right during the last eighteen (18) months of the final Renewal Term, to (i) advertise the availability of the Premises for sale or re-letting and to erect upon the Premises signs indicating such availability provided such signs do not interfere with Tenant’s operations at the Premises, and (ii) upon no less than two (2) Business Days’ prior written notice, to show the Premises to prospective purchasers or tenants or their agents during normal business hours. 7. IMPOSITIONS. (a) Subject to subsection (b) below, Tenant will pay and discharge when due: all taxes (including real and personal property, franchise, sales, use, gross receipts and rent or lease taxes); all assessments and levies; all fines, penalties and other costs in connection with noncompliance with any applicable law of the Premises or Tenant; all permit, inspection and license fees; all rents and charges for water, sewer, utility and communication services; all other public charges, imposed upon or assessed against (i) Tenant as a result of or arising in respect of the occupancy, leasing, use or possession of the Premises or any activity conducted on the Premises during the Term of this Lease, (ii) Tenant’s interest in the Premises, (iii) the Premises, (iv) Landlord as a result of or arising in respect of the ownership, occupancy, leasing, use, or possession of the Premises, any activity conducted on the Premises, or the Rent payable hereunder, or (v) any lender to Tenant by reason of any note, mortgage, assignment or other document evidencing or securing a loan with respect to Tenant’s interest in the Premises (collectively, “Impositions”); provided that nothing herein shall obligate Tenant to pay (A) income, franchise, excess profits or other taxes of Landlord (or any lender) or other charges or assessments imposed upon Landlord (or any lender to Landlord) which are determined on the basis of Landlord’s (or such lender’s) revenues, net income, net worth or organizational status (unless such taxes are in lieu of or a substitute for any other tax, assessment or other charge upon or with respect to the Premises which, if it were in effect, would be payable by Tenant under the provisions hereof or by the terms of such tax, assessment or other charge), or (B) any interest or other mortgage expense of Landlord. Upon expiration of the Term (or any earlier termination of this Lease), Tenant shall pay Landlord for unpaid taxes which are due or accrued through such date of expiration or earlier termination of the Term, and if the tax bill is not yet available for the period during which such expiration or early termination occurs, Landlord shall make a reasonable estimate of such unpaid 8 taxes based on the prior year’s tax bills, and shall perform a reconciliation promptly after the actual information becomes available. Landlord shall have the right to require Tenant to pay, together with scheduled installments of Fixed Annual Rent, the amount of the gross receipts or rent tax, if any, payable with respect to the amount of such installment of Fixed Annual Rent. If any Imposition may be paid in installments without interest or penalty, Tenant will have the option to pay such Imposition in installments, provided such option to pay any Imposition in installments shall not hinder or prevent Landlord from exercising any of its rights set forth in this Lease. Tenant shall prepare and file all tax reports required by governmental authorities which relate to the Impositions, and Landlord shall reasonably cooperate with Tenant regarding such preparation at Tenant’s sole cost and expense. Tenant shall deliver to Landlord (i) copies of all settlements and notices pertaining to the Impositions which may be issued by any governmental authority (other than routine bills for real estate taxes or other recurring Impositions) within ten (10) Business Days after Tenant’s receipt thereof, (ii) receipts for or other evidence of (if available from the taxing authority) payment of all taxes required to be paid by Tenant hereunder within thirty (30) days after the due date thereof, and (iii) receipts for payment of all other Impositions within ten (10) Business Days after Landlord’s request therefor. (b) Tenant shall prepare and timely file all required personal property declaration forms for Tenant’s Personal Property at the Premises, and shall pay on or before the due date thereof, all personal property taxes directly to the governing authorities. Within thirty (30) days after Landlord’s request therefor, Tenant shall deliver to Landlord receipts (if available from the taxing authority) or other evidence of payment of all personal property taxes paid by Tenant. (c) Tenant authorizes Landlord to obtain the bills for Impositions directly from the appropriate authority or entity. (d) All such payments when due shall be deemed to be additional rent due hereunder. (e) Tenant, at Tenant’s sole cost and expense, shall have the right, at any time, to (x) seek a reduction in the assessed valuation of the Premises, (y) contest any Impositions or other amounts that are to be paid by Tenant as additional rent, or (z) contest any laws or regulations applicable to the Premises; provided, however, that in cases of (x) or (y) in this subsection (e), Tenant shall (i) give Landlord written notice of any such intention to contest at least fifteen (15) days before any delinquency could occur; (ii) indemnify and hold Landlord harmless from all liability on account of such contest; (iii) take such action as is necessary to remove the effect of any lien which attached to the Premises due to such contest, or in lieu thereof, at Landlord’s reasonable election, furnish Landlord with adequate security for the amount of the taxes due plus interest and penalties; and (iv) in the event of a final determination adverse to Tenant prior to enforcement, foreclosure or sale, pay the amount involved together with all penalties, fines, interest costs, and expenses which may have accrued. Tenant may use any means allowed by statute to protest Impositions or other sums payable by Tenant as additional rent as long as Tenant remains current (within the applicable notice and cure periods) as to all other terms and conditions of this Lease. If Tenant seeks a reduction or contests any Impositions or other additional rent, the failure on Tenant’s part to pay the same shall not constitute a default as long as Tenant complies with the provisions of this Section.

9 (f) Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of the law require that the proceeding or contest be brought by or in the name of Landlord or the owner of the Premises (i.e., Landlord is a necessary party to the proceeding). In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord’s name as long as Landlord is, in its reasonable judgment, adequately indemnified against any risk, liability, or cost arising out of such joinder. 8. UTILITIES. (a) Tenant shall pay directly to the appropriate service provider, all charges for any utilities or services used and/or consumed at the Premises, including, without limitation, gas, electricity, telephone, cable and water during the Term. (b) Landlord shall not be required to furnish light, electricity, heat or any other utilities or services to the Premises. Landlord shall not be liable to Tenant or any other Person for any failure of the water supply, electricity, gas or any other utility or service in and about the Premises or for injury or damage to persons or property caused by any such failure or caused by the elements or by any other person in and about the Premises (other than Landlord, its employees, or agents). 9. USE. (a) Tenant shall use and occupy the Premises only for the Permitted Use, in compliance with all zoning regulations and all applicable laws, rules, and regulations and as set forth in this Lease. Tenant must obtain and maintain in full force and effect, at its own expense, all government licenses and permits required for the lawful use, occupancy and operation of the Premises, and each portion thereof, including, without limitation, the conduct of Tenant’s business on the Premises, and Tenant will, at all times, comply with the terms of such licenses and permits. Upon receipt of written request from Landlord, Tenant shall provide Landlord with copies of all government licenses and permits in Tenant’s possession in effect for the Premises. (b) Tenant shall not use or occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises, in a manner which would (i) violate any Governmental Regulations (as defined below), (ii) make void or voidable or cause any insurer to cancel any insurance required by this Lease, or (iii) cause structural injury to any of the improvements. 10. “AS IS”; COMPLIANCE WITH LAWS. (a) Tenant acknowledges that the Premises have not been previously owned by Landlord. Landlord does not make any representation or warranty regarding the condition or occupancy thereof or the fitness of the Premises for the Permitted Use. Tenant acknowledges that it has inspected the Premises and accepts the same in their present condition, and subject to all matters of record and all occupancies, licensees or tenancies as of the date hereof (and together with any subsequent replacements therefor), “AS IS”, with no representations or warranties whatsoever and on the terms and conditions set forth in this Lease. 10 (b) Tenant shall comply promptly, at Tenant’s expense, with all present and future laws, codes and ordinances and other notices, requirements, orders, rules and regulations (whatever the nature thereof) of all federal, state and local governmental authorities and recommendations of the board of fire underwriters or any insurance organizations, associations or companies in respect to the Premises (collectively, “Governmental Regulations”). Furthermore, Tenant agrees that it will defend, indemnify and hold harmless Landlord for all actual costs that Landlord incurs by reason of Tenant’s failure to comply with Governmental Regulations at the Premises. The provisions hereof shall survive the expiration or termination of this Lease. (c) Tenant acknowledges that the Premises are demised and let subject to (i) any mortgage affecting Landlord’s interest in the Premises in effect from time to time (except that this Lease shall not be subordinate or subject to any such mortgage unless the holder of any such mortgage shall have entered into a subordination and non-disturbance agreement with Tenant upon usual and customary terms in transactions of this type, including that all rights of Tenant under this Lease, including rights in the event of fire or other casualty or in the event of condemnation, shall be recognized by such holder, its successors, and assigns, and shall not be disturbed unless Tenant is in default under this Lease beyond the expiration of all applicable notice and cure periods), (ii) the state of title of the Premises as of the Commencement Date, (iii) any state of facts which an accurate survey or physical inspection of the Premises might show, and (iv) all Governmental Regulations, including any existing violations of any thereof. (d) Without limiting Tenant’s obligations under Section 9 above, Tenant, at its sole cost and expense, will at all times promptly and faithfully abide by, discharge and perform all of the covenants and restrictions contained in any easement agreement, declaration, deed covenant or restriction, permit or license related directly to the Premises in effect as of the Commencement Date, on the part of Landlord to be kept and performed thereunder. Tenant will not enter into any new easement agreement that would survive the termination of this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed so long as such proposed agreement shall not materially impair the then-current use of the Premises. (e) If any improvement, now or hereafter constructed, shall (i) encroach upon any setback or boundary line or street or right-of-way adjoining the Premises, (ii) exist in violation of applicable zoning restrictions, including, without limitation, height or set-back restrictions, or the provisions of any restrictive covenant affecting the Premises, or (iii) hinder or obstruct any easement agreement to which the Premises are subject, Tenant shall, promptly after receiving notice or otherwise acquiring knowledge of any such matters, either (A) obtain from all necessary parties waivers or settlements of all claims resulting from such encroachment, violation, hindrance, or obstruction, or (B) take such action as shall be necessary to remove all such encroachments, violations, hindrances or obstructions, including, if necessary, making alterations; provided, however, that if any of the foregoing matters exist with respect to any of the improvements constructed on the Premises as of the Commencement Date, then Tenant’s obligation to promptly perform the actions described in clauses “(A)” or “(B)” of this paragraph shall arise only in the event that a claim is being asserted as a result of the aforementioned matters. 11 11. ENVIRONMENTAL. (a) Tenant warrants and agrees that, during the entire Term of this Lease and at its expense, Tenant shall comply with all Environmental Laws. Such compliance shall include Tenant's obligation to take Remedial Action when required by such Environmental Laws and to pay all fines, penalties, interest, or other costs imposed by any Governmental Authorities in connection with any violation or requirement of any Environmental Law. (b) Tenant shall notify Landlord promptly in writing if: (i) Tenant becomes aware of the presence or Release of any Hazardous Material at, on, under, over, emanating from, or migrating to the Premises in any quantity or manner which could reasonably be expected to violate in any material respect any Environmental Law or give rise to any material Liability or the obligation to take Remedial Action; or (ii) Tenant receives any written notice, claim, demand, request for information, or other communication from a Governmental Authority regarding the presence or Release of any Hazardous Material at, on, under, over, emanating from, or migrating to the Premises. (c) Tenant shall take and complete any Remedial Action with respect to the Premises in full compliance with all Laws and shall, when such Remedial Action is completed, submit to Landlord written confirmation from the applicable Governmental Authority that no further Remedial Action is required. (d) Tenant shall provide Landlord with copies of all tests, studies, notices, claims, demands, requests for information, or other communications relating to the presence or Release of any Hazardous Materials at, on, under, over, emanating from, or migrating to the Premises. 12. INSURANCE. (a) Insurance. It is the intent of the parties that all risk of loss for the Premises be shifted to insurance to the maximum extent practicable. Accordingly, unless Landlord otherwise agrees in its sole discretion, Tenant shall maintain, or cause to be maintained, insurance covering the risks enumerated below. The premiums for such insurance shall be paid by Tenant. Such insurance shall be written on an occurrence basis unless Landlord otherwise consents in writing, but for errors and omissions insurance issued on a claims-made basis. The policy(ies) shall provide that: (a) such insurance shall be primary coverage without reduction or right of offset or contribution on account of any insurance provided by Landlord to itself or its officers, officials, or employees; (b) such insurance shall not be altered or cancelled without ten (10) days’ written notice to Landlord; (c) such insurance shall name Landlord as an additional insured; and (d) any Fee Mortgagee and Leasehold Mortgagee shall be named as: (i) a loss payee or mortgagee on Tenant's property damage insurance policy under a standard mortgagee clause; and (ii) an additional insured on Tenant's liability insurance policies. The insurance policies purchased by Tenant must be issued by a company authorized to conduct business in the State. (b) Workers' Compensation and Employer's Liability. At all times prior to the expiration or earlier termination of this Lease, Tenant shall maintain, and cause its contractors to 12 maintain, Workers' Compensation Insurance as required by the Laws of the State. Tenant shall require all subcontractors performing work under this Lease to obtain an insurance certificate showing proof of Workers' Compensation and Employer's Liability Insurance. (c) Property/Business Interruption. Tenant shall, at its sole cost and expense throughout the entire Term of this Lease: (i) Keep the Improvements insured against loss or damage by fire, windstorm, flood, earthquake, and such other, further and additional risks as now are or hereafter may be embraced by the ISO special form and Builder's Risk extended coverage form or endorsements, with a deductible of no more than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) per occurrence, in each case in amounts equal to the full replacement cost of the Improvements from time to time (less slab, foundation, supports, and other customarily excluded improvements); and (ii) Maintain business interruption insurance covering loss of revenues or other income by Tenant due to total or partial suspension of, or interruption in, the operation of the Premises caused by damage or destruction of the Premises in an amount sufficient to meet Rent payments and other recurring payments for six (6) months, subject to the reasonable discretion of Landlord. (d) General Commercial Liability. At all times during the Term of this Lease, Tenant shall maintain a primary commercial general liability insurance ("CGL") policy covering all claims for bodily injury (including death) and property damage, including loss of use thereof, in an amount not less than Two Million and 00/100 Dollars ($2,000,000.00) per occurrence for bodily or personal injury (including death) and [Three Million and 00/100 Dollars ($3,000,000.00)] in respect of property damage, or in such higher amounts as Landlord may reasonably require from time to time, written on an occurrence Basis. In addition, Tenant, at Tenant’s expense, shall obtain and keep in full force during the Term of this Lease an umbrella or excess liability policy in an amount of not less than Five Million and 00/100 Dollars ($5,000,000.00). The CGL policy shall include contractual liability coverage, which shall be endorsed to state that indemnity obligations specified in this Lease are insured by the carrier. (e) Delivery of Insurance Certificates. Upon the commencement of this Lease and at each policy renewal date, Tenant shall furnish to Landlord, any Fee Mortgagee, and any Leasehold Mortgagee, at the addresses set forth in Section 28 of this Lease, insurance certificates or renewal certificates or, if requested by Landlord, Fee Mortgagee, or Leasehold Mortgagee, certified copies of policies, evidencing all insurance required to be carried by Tenant in accordance with the Lease. Such certificates or policies shall name Landlord as an insured and shall name any Fee Mortgagee and Leasehold Mortgagee as mortgagee and loss payee, in accordance with the requirements contained in this Section 12. The insurance certificate(s) or polices, as applicable, must document that the liability insurance coverage purchased by the Tenant includes contractual liability coverage to insure the indemnity agreement as stated.

13 13. MAINTENANCE; CASUALTY; RESTORATION. (a) Tenant, at its expense, shall make all repairs (including structural) and provide all maintenance and replacements required to keep the Premises and all buildings, personal property, and improvements located at the Premises in a good and safe operating condition and in compliance with all laws and regulations, including maintenance, repairs, painting and replacements made necessary by reason of ordinary wear and tear, damage by the elements, and obsolescence. Tenant shall (i) keep the sidewalks and curbs located on or adjacent to the Premises, as well as all driveways and parking areas on the Premises, in good and safe condition and free from snow, ice and obstructions, and (ii) keep the yard area free of trash, junk and debris. Repairs and replacements shall be done in a good and workmanlike manner with materials of a quality and class equal to or better than the materials existing at the time that the damage or injury occurred. Tenant shall commit no act of waste to the Premises. (b) In the event of damage to the Premises from fire or other casualty, Tenant shall give Landlord prompt written notice thereof and shall commence and complete, at Tenant’s cost and expense (subject to all insurance proceeds deposited with Landlord or Landlord’s lender being made available to Tenant for restoration as hereinafter provided) the restoration of such damage so as to render the Premises in the same or better condition as they were immediately prior to such fire or other casualty. Tenant is not entitled to any rent abatement during or resulting from any partial or total destruction of the Premises from any casualty, and except as provided below, Tenant shall not be entitled to terminate this Lease as a result thereof. (c) Following and during the continuation of any Event of Default, the provisions of this Section 13(c) shall apply: Landlord in its discretion and upon notice to Tenant may adjust, collect and compromise all claims under any of the insurance policies obtained by Tenant with respect to the Premises (except commercial general liability and workers compensation insurance claims payable to a person other than Tenant, Landlord or Landlord’s lender) and execute and deliver on behalf of Tenant all necessary proofs of loss, receipts, vouchers and releases required by the insurers. Tenant agrees to assign all such proofs of loss, receipts, vouchers and releases as Landlord may direct. If Landlord so requests, Tenant shall adjust, collect and compromise any and all such claims, and Landlord and Landlord’s lender shall have the right to join with Tenant therein. Any adjustment, settlement or compromise of any such claim shall be subject to the prior written approval of Landlord, and Landlord shall have the right to prosecute or contest, or to require Tenant to prosecute or contest, any such claim, adjustment, settlement or compromise. Following and during the continuation of an Event of Default, each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to Landlord, and Tenant hereby appoints Landlord as Tenant’s attorney-in-fact to endorse any draft therefor. The rights of Landlord under this Section 13(c) shall be extended to Landlord’s lender if and to the extent that any mortgage so provides. (d) If Tenant shall fail to comply with its obligations under this Lease beyond the expiration of the applicable notice and cure period(s), then Landlord or its agent may enter upon the Premises in order to take such remedial action as is necessary and may charge the cost of repair to Tenant as additional rent due with Tenant’s next monthly installment of Fixed Annual Rent. Tenant’s 14 failure to pay such charges within ten (10) Business Days of Landlord’s demand shall be treated as a failure to pay Rent when due and subject to the same remedies. (e) Tenant shall provide Landlord with an engineering or property condition report (at Tenant’s sole cost and expense and in reasonable form and substance), not more than ten (10) months prior to the Expiration Date of the then-current Term (and, if the Term is extended through the Renewal Term, not more than twenty-four (24) months nor less than eighteen (18) months prior to the end of the Renewal Term (a “Property Condition Report”). If (i) such Property Condition Report lists replacements of any roofs, other structural elements of any improvements on the Premises, or the HVAC systems as being required on the Premises during the remainder of the Initial Term or applicable Renewal Term, or (ii) an alteration or repair to the Premises is required by any Governmental Regulation during the last eighteen (18) months of the Initial Term or applicable Renewal Term, then unless Landlord otherwise agrees to accept an “Apportionment” from Tenant for Landlord to complete the alterations or repairs after expiration of the then current Term in lieu of Tenant’s replacement during the then remaining Term, Tenant will bear the full cost of such alteration or repair, including any reasonable costs incurred by Landlord to ensure that such alteration or repair is completed, and such alteration or repair shall be made in accordance with Section 19 of this Lease. For purposes of this subsection (e) if Landlord determines to accept an apportionment of funds in lieu of a required repair or replacement otherwise required of Tenant hereunder then the calculation of the amount of the apportionment “Apportionment” to be paid by Tenant to Landlord shall be equal to the cost of such alteration or repair multiplied by a fraction, the numerator of which shall be the remainder of the Term, and the denominator of which shall be the anticipated useful life of such alteration or repair. (f) In the case of any restoration after damage or destruction from fire or other casualty costing in excess of One Hundred Thousand Dollars ($100,000.00) (which amount shall increase by two percent (2.0%) per calendar year during the Term), Landlord (or Landlord’s lender if required by any mortgage) shall hold the net insurance proceeds in a fund (the “Restoration Fund”), to be used for the restoration of the Premises and shall disburse amounts from the Restoration Fund only in accordance with the following conditions: (i) Tenant shall commence the restoration as soon as reasonably practical and diligently pursue completion of such restoration to completion; (ii) prior to commencement of restoration, (A) the architects’ or engineers’ contracts, contractors, plans and specifications, and detailed budget for the restoration shall have been approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed, and (B) Landlord and Landlord’s lender shall be provided by Tenant with mechanics’ lien insurance, “owner contractor’s protective liability insurance” (if available), builder’s risk completed value insurance; (iii) at the time of any disbursement, (A) no Event of Default shall exist (B) all materials installed and work and labor performed (except to the extent being paid out of the requested disbursement) in connection with the restoration shall have been paid in full (subject to 15 any applicable retainages pursuant to any contracts relating to such work) and (C) no mechanics’ or materialmen’s liens or stop orders or notices of pendency shall have been filed or threatened against the Premises and remain undischarged or the same shall be fully bonded or indemnified against to the satisfaction of Landlord; (iv) disbursements shall be made no more frequently than once a month and be in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of (A) evidence satisfactory to Landlord, including architects’ or engineer’s certificates, of the stage of completion, the estimated total cost of completion and performance of the work to date in a good and workmanlike manner in accordance with the contracts, plans and specifications, (B) waivers of liens or partial waivers of liens, as the case may be, for the work completed through the last disbursement, (C) contractors’ and subcontractors’ sworn statements as to completed work and the cost thereof for which payment is requested, (D) a bringdown certificate of title insurance satisfactory to Landlord and (E) other evidence of cost and payment so that Landlord and Landlord’s lender can verify that the amounts disbursed from time to time are represented by work that is completed, in place and free and clear of mechanics’ and materialmen’s lien claims; (v) each request for disbursement shall be accompanied by (A) a certificate of Tenant, describing the work for which payment is requested, stating the cost incurred in connection therewith, stating that Tenant has not previously received payment for such work and, upon completion of the work, also stating that the work has been fully completed and complies with the applicable requirements of this Lease and with all Governmental Regulations, and (B) waivers of liens or partial waivers of liens, as the case may be, for the work completed through the last disbursement; (vi) Landlord may retain five percent (5.0%) of the Restoration Fund until the work is fully completed; (vii) such other reasonable conditions as Landlord or Landlord’s lender may impose; including, without limitation, if the costs of restoration would exceed $1,000,000 and Landlord so requests, a requirement that Tenant hire a third party construction manager or consultant reasonably acceptable to Landlord; and (viii) prior to commencement of restoration and at any time during restoration, if the estimated cost of completing the restoration work free and clear of all liens, as determined by Landlord, exceeds the amount in the Restoration Fund available for such restoration, the amount of such excess shall, upon demand by Landlord, be paid by Tenant to Landlord to be added to the Restoration Fund. Any sum so added by Tenant which remains in the Restoration Fund upon completion of restoration shall be refunded to Tenant. (g) Notwithstanding anything herein to the contrary, if (i) within the last two (2) years of the Term then in effect there is damage or destruction to the Premises that will cost to repair in excess of the greater of (x) $1,000,000, or (y) fifty (50%) of the fair market value of the 16 improvements located on the Premises, or (ii) at any time during the Term there is damage or destruction to the Premises and restoration of the Premises to its previous use is prohibited by applicable governing authorities (including zoning boards or Tenant’s inability to obtain proper permits and approvals), Landlord and Tenant each shall have the separately exercisable option to elect, in its sole discretion, to terminate this Lease and, in such event, Tenant shall assign and deliver to Landlord any insurance payments received by Tenant with respect to such damage or destruction together with payment by Tenant of any deductible with respect to such insurance proceeds; provided, however, that if Landlord shall have given a notice of termination in accordance with clause (i) of this subsection (g) and Tenant shall thereafter be permitted under this Lease to effect a Renewal Option, and the Renewal Option is exercised, then Landlord’s termination notice shall not have any effect. 14. CONDEMNATION. (a) Tenant shall give Landlord written notice of Tenant’s receipt of a condemnation notice. Landlord shall give Tenant written notice of Landlord’s receipt of a condemnation notice. If the whole or any substantial part of the Premises (to the extent such partial taking would have a material adverse effect on the business then being conducted on the Premises as reasonably determined by Tenant and Landlord) shall be acquired or condemned by eminent domain, then, and in that event, (i) the Term of this Lease shall cease and terminate from the date of title vesting, and (ii) Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease. Except if the condemnation award is a single award as hereinafter provided and except for any award expressly attributed to Tenant’s Condemnation Value, Landlord and Landlord’s lender shall have exclusive authority to collect, settle and compromise, in their sole and absolute discretion, the amount of any award. Except if the condemnation award is a single award as hereinafter provided and except to the extent the award is attributed to Tenant’s Condemnation Value, no part of any award shall belong to Tenant, except that Tenant may make a separate claim with the condemning authority for, or shall be entitled to that portion of the award expressly attributed to, (i) Tenant’s then book value of leasehold improvements made to the Premises by Tenant, (ii) Tenant’s Personal Property or the cost of removal thereof, (iii) the interruption of Tenant’s business and Tenant’s relocation/moving costs, and (iv) Tenant’s enterprise or business value (collectively, “Tenant’s Condemnation Value”). Notwithstanding the foregoing, if the condemnation award is a single award, inclusive of the fee and leasehold interest of the parties, but without any allocations as between the two estates, then the portion of the award that Tenant is entitled to shall be limited to: (1) Tenant’s then book value of Tenant’s leasehold improvements made to the Premises by Tenant, (2) Tenant’s then book value of Tenant’s Personal Property and or the cost of removal thereof, (3) any relocation/moving costs of Tenant. In the event there is any Contamination for which Tenant is responsible under Section 11 at the Premises which is subject to a condemnation proceeding, notwithstanding such condemnation proceeding, as between Landlord and Tenant, Tenant shall continue to be responsible to Remediate any and all such Contamination in accordance with the terms of this Lease. (b) If, however, the condemnation does not result in termination of this Lease as provided in Section 14(a), then (i) the Term of this Lease and the Fixed Annual Rent payable by Tenant hereunder shall remain the same and unaffected by such condemnation, (ii) Tenant shall be entitled to

17 the entire award in connection therewith, and (iii) Tenant shall, to the extent of the award, repair such damage and restore the Premises to a useful condition. 15. LANDLORD RIGHT OF ENTRY. (a) Landlord shall not be required to render any services to Tenant or to make any repairs or replacements to the Premises, except to the extent of damage (if any) caused by Landlord, its employees or agents. (b) Upon reasonable prior written notice (other than during the existence of an emergency, for which no notice shall be required), Landlord, for itself and its agents, reserves the right to enter the Premises during normal business hours for the purposes of examining and inspecting and ensuring Tenant’s compliance with all applicable laws and the terms and conditions of this Lease and to make any necessary repairs to the Premises, provided however that Landlord shall not interfere with the business activities being conducted on the Premises during any such period of entry. Except for liability arising out of the negligence or other misconduct of Landlord, its employees or agents in entering upon the Premises, Landlord shall not be liable in any manner to Tenant by reason of such entry or the performance of repair work in the Premises and the obligations of Tenant hereunder shall not be thereby affected. 16. SUBORDINATION. This Lease is subject and subordinate to all mortgages or other security instruments which may now or hereafter affect this Lease or the Premises, and to all renewals, modifications, consolidations, replacements, extensions, substitutions or assignments thereof, provided that any such mortgagor and secured party shall enter into a recognition and non- disturbance agreement as provided in Section 10(c). 17. ASSIGNMENT AND SUBLETTING. (a) Except as otherwise expressly permitted herein, Tenant shall not assign, pledge, mortgage or otherwise transfer its interest in this Lease, the Premises or any part thereof, without first obtaining Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of any permitted assignment, subletting, or leasehold mortgaging, Tenant shall continue to remain jointly and severally liable to Landlord, along with its transferee, for the performance of all of Tenant’s obligations, including the payment of Rent, for the remainder of the Term of this Lease. Any purported assignment of this Lease which is in violation of this Section 17 shall be null and void ab initio. In no event shall any such assignment, subletting and/or transfer release Tenant or any prior assignee or transferee from the obligations of Tenant under this Lease (as it may be amended), which shall remain applicable through the Term of this Lease. Upon request, Tenant shall provide to Landlord copies of any assignments hereafter entered into by Tenant. (b) Tenant shall not be permitted to sublet the Premises in whole or in part without the Landlord’s prior written consent, which shall not be unreasonably withhold.. Tenant shall provide written notice (the “Sublet Notice”) of any such proposed subletting to Landlord, which notice shall include each sub-lessee’s name, address and phone number, the use to be conducted in the Premises, 18 the square footage of the Premises to be sublet and financials of the proposed sublessee. If Landlord fails to indicate its approval or disapproval of such sublet within such thirty (30) days after receipt of the Sublet Notice, Landlord shall be deemed to have disapproved the requested assignment. . In the event of Tenant’s surrender of this Lease or the termination of this Lease, all sub-tenancies shall terminate. No merger shall result from Tenant’s sublease of the Premises under this Section, Tenant’s surrender of this Lease, or the termination of this Lease. Notwithstanding anything to the contrary in this subsection 17.(b), if Tenant proposes to sublet the entirety of the Premises Landlord shall have the right to terminate this Lease and recapture the Premises by giving Tenant written notice of its election to recapture the Premises (the “Recapture Notice”) to be given by Landlord within fifteen (15) days are receipt of the Sublet Notice. If Landlord exercises this recapture right then ninety (90) days after the date of the Recapture Notice to Tenant (unless Landlord states an earlier termination date in the Recapture Notice) the Lease shall terminate and the parties shall have no further rights or liabilities under this Lease except those rights and obligations that survive termination of the Lease. (c) If the Premises or any part of the Premises is sublet or occupied by anyone other than Tenant, Landlord may, after an Event of Default has occurred and for so long as it is continuing, collect rent from the under-tenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. (d) Each and every sublease, occupancy agreement and/or license entered into from and after the Commencement Date must provide that (i) the same is subject and subordinate to all of the terms and conditions of this Lease, (ii) in the event of the termination of this Lease for any reason prior to the expiration date of such agreement, the sublease, occupancy agreement and/or license shall terminate immediately and absolutely and such subtenant, occupant or licensee shall immediately vacate and surrender the Premises to Landlord in accordance with the terms and conditions of this Lease as if such cancellation or termination date were the Expiration Date hereunder, (iii) the same shall not extend past the day which immediately precedes the Expiration Date of the then-current Term of this Lease (or any Renewal Term(s) available to Tenant, provided that any extension of such sublease, occupancy agreement, and/or license beyond the expiration of the then-current Term of this Lease is subject to the extension of the Term of this Lease for such Renewal Term(s)), and (iv) the sub-lessee, occupant or licensee shall quit and surrender peaceably and quietly, to Landlord, its agent or attorney, possession of the demised premises, vacant (free of all occupants), broom clean and in good condition, except for ordinary wear and tear and free of violations, and shall surrender all keys for the demised premises to Landlord. (e) Notwithstanding anything to the contrary set forth in this Lease, Landlord’s consent to a proposed assignment of Tenant’s entire right, title and interest in, to and under this Lease shall not be unreasonably withheld, conditioned or delayed if the proposed assignee (i) has a Tangible Net Worth at the time of the assignment equal to or greater than the greater of (A) the Tangible Net Worth of Tenant on the Commencement Date, and (B) the Tangible Net Worth of Tenant immediately prior to assignment, and (ii) agrees to assume all responsibilities and liabilities of Tenant under this Lease from and after the date of such assignment. In the event that Tenant desires to assign its interest 19 in accordance with the previous sentence, Tenant shall provide Landlord written notice of its request for consent, which request shall contain evidence reasonably satisfactory to Landlord that the conditions in the previous sentence have been met. (f) Notwithstanding anything to the contrary set forth in this Lease, Tenant shall be permitted to assign, collectively, its interest in this Lease and the Premises without Landlord’s consent, if the assignee (i) is an affiliate of Tenant, and (ii) agrees to assume all responsibilities and liabilities of Tenant under this Lease. In the event that Tenant assigns its interest in accordance with the previous sentence, Landlord shall not be bound by such assignment unless and until Tenant shall provide Landlord written notice of the assignment, which notice shall contain evidence reasonably satisfactory to Landlord that the conditions in the previous sentence have been met. (g) Any act required to be performed or any term required to be observed by Tenant pursuant to the terms of this Lease may be performed or observed by any assignee of Tenant or by any subtenant and the performance of such act or observance of such term shall be deemed to be acceptable to Landlord as Tenant’s performance or observance thereof. (h) Notwithstanding anything to the contrary set forth in this Lease, Tenant shall be permitted to provide reasonable access and certain rights of entry and possession to any lender providing funds to Tenant (“Tenant Lender”). Landlord shall within a written agreement executed between Tenant Lender and Landlord, agree to standard terms, providing a right of entry to Tenant Lender to allow Tenant Lender upon the Premises to take possession of Tenant Lender’s collateral, in exchange for payment of rent during the period the Tenant Lender is in possession of the Premises or holds a right to enter the Premises, and other rights and responsibilities found within similar Landlord waivers. (i) To the extent Landlord is required to consent to (i) an increase in the maximum outstanding allowable principal balance provided by a Tenant Lender or (ii) the term of any financing provided by a Tenant Lender, such consent shall be deemed granted unless an Event of Default is occurring, and such consent by the Landlord will not be unreasonably withheld, conditioned, or delayed. 18. NO LIENS. Tenant shall not perform or fail to perform, as applicable, any act, or fail to perform its obligations under any contract, that results in the creation of, or may create or be a foundation for, any lien (including mechanics or materialman’s liens) or other encumbrance upon any interest of Landlord in the Premises. If any such lien is filed, then Tenant, as soon as reasonably possible but not later than thirty (30) days after the earlier of Tenant’s receipt of notice of filing or Tenant otherwise obtaining actual knowledge of such filing, shall cause any such lien or encumbrance to be discharged of record, unless Tenant is contesting such lien or encumbrance in good faith and provides reasonable assurances to Landlord against any impairment of Landlord’s interest in the Premises during the pendency of such contest. Landlord may post such non-responsibility notice(s) as it deems appropriate and consistent with applicable law. 20 19. ALTERATIONS. Tenant may, at its sole cost and expense, alter, replace, or remodel any Improvements upon the Premises (“Alterations”), provided any Alterations or additions to any buildings or permanent improvements shall be made in a good, workmanlike manner, in compliance with all Laws, and in compliance with all insurance policies required to be maintained by Tenant under this Lease, and, unless Landlord otherwise elects at its option, shall upon installation become the property of Landlord and Tenant shall have no right or interest therein except to continue to use same during the remainder of the Term of this Lease. Any Alterations shall not materially diminish the Value of the Premises and shall be completed by Tenant in compliance with the construction standards set forth below: (a) All improvements and Alterations shall be performed, in accordance with the following standards ("Construction Standards"): (i) Construction of Improvements or Alterations shall be performed in a good and workmanlike manner in accordance with good industry practice for the type of work in question. (ii) Construction of Improvements or Alterations shall be done in compliance with all applicable deed restrictions, building codes, ordinances and other laws or regulations of Governmental Authorities. (iii) Tenant shall not commence construction of any Improvements or Alterations until all licenses, permits and authorizations required for such Improvements or Alterations by all Governmental Authorities having jurisdiction have been obtained (iv) Tenant shall have obtained and shall maintain in force and effect the insurance coverage required in Section 12 with respect to any Improvements or Alterations. (v) Prior to commencement of any Improvements or Alterations Tenant shall give Landlord a list of all contractors and subcontractors with contracts in excess of $100,000 that will perform work on the Premises so Landlord may provide a notice of Non-Responsibility. (vi) After commencement, construction of Improvements or Alterations shall be prosecuted with due diligence to completion. (vii) Following, completion of the Improvements and issuance of the certificate of occupancy, within thirty (30) days of receipt of written request from Landlord, Tenant will provide Landlord with a copy of the Final Plans for the Improvements together with all General Contractor mark-up modifications, and certified copies of all permits issued by governmental authorities authorizing Tenant’s use and occupancy of the Improvements. Further, upon written request of the Landlord after completion of construction of any Alterations, Tenant will provide Landlord with a copy of the final Plans for the Alterations together with a copy of the close out permit issued by governmental authorities authorizing Tenants use and occupancy of the Premises with the Alterations.

21 20. DEFAULT. Landlord and Tenant agree that each of the provisions of this Lease is a material and substantial condition of the agreement between the parties relating to the lease of the Premises. The occurrence of any one or more of the following (after expiration of any applicable cure period) shall, at the sole option of Landlord, constitute an “Event of Default” under this Lease: (a) Tenant shall (i) fail to pay any installment of Fixed Annual Rent for more than five (5) Business Days after written notice, provided, however, that Landlord shall not be required to send more than one (1) notice of non-payment of a monthly installment of Fixed Annual Rent within any twelve (12) month time period and any failure to pay any subsequent monthly installment of Fixed Annual Rent when due during said twelve (12) month period shall be an Event of Default, or (ii) shall fail to pay within ten (10) Business Days after written notice any additional rent payable under Section 4; (b) Tenant shall fail to perform and observe any other provision of this Lease not otherwise specifically mentioned in this Section 20, and such failure continues beyond the date that is thirty (30) days from the date on which Tenant receives notice of such default or, if such default cannot be cured within such thirty (30) day period and delay in the exercise of a remedy would not (in Landlord’s reasonable judgment) (1) cause material, adverse harm or material, adverse prejudice to Landlord or any portion of the Premises, (2) result in the forfeiture of any portion of the Premises or result in criminal liability to Landlord or any of its officers, directors or employees, or (3) result in an un-curable default under or give rise to an un-curable right of termination under any deed, restriction, easement or other instrument affecting the Premises as of the Commencement Date (or otherwise consented to by Tenant) or any portion thereof, the cure period shall be extended for the period reasonably required to cure the default, provided that Tenant shall have commenced to cure the default within thirty (30) days after receipt of notice from Landlord and shall actively and diligently and in good faith proceed with and continue the curing of the default until earlier fully cured; (c) Tenant shall fail to comply with the requirements of Section 12 (Insurance) and such failure continues for more than three (3) Business Days after notice from Landlord; (d) Tenant shall enter into a transaction or series of transactions in violation of Section 17 (Assignment and Subletting); (e) Tenant shall (A) voluntarily be adjudicated as bankrupt or insolvent, (B) seek or consent to the appointment of a receiver or trustee for itself or for all or any part of the Premises and such appointment is not rescinded within ninety (90) days of such appointment, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, or (D) make a general assignment for the benefit of creditors; (f) a court shall enter an order, judgment or decree appointing, without the consent of Tenant, a receiver or trustee for it or for all or any part of the Premises or approving a petition filed 22 against Tenant which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or un-stayed ninety (90) days after it is entered; (g) Tenant shall be liquidated or dissolved or shall voluntarily begin proceedings towards its liquidation or dissolution; or (h) the estate or interest of Tenant in all or any part of the Premises shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within ninety (90) days after it is made. 21. EVENT OF DEFAULT; DAMAGES; REMEDIES. (a) From and after the occurrence of an Event of Default, Landlord may give notice to Tenant of Landlord’s intention to either (x) terminate this Lease and the estate hereby granted and all rights of Tenant hereunder, or (y) terminate Tenant’s right of possession, on the date specified in such notice, which date shall be no earlier than twenty-five (25) days following the date of such notice (the “Termination Date”). Until and including the Termination Date, Tenant shall have the right to restore the terms of this Lease (“Tenant’s Restoration Right”) by curing all outstanding defaults and, if any such default is a monetary default, by providing Landlord a cash security deposit in an amount equal to (x) one (1) month of the Fixed Annual Rent then in effect if such monetary default is cured within five (5) Business Days of the giving of notice, (y) two (2) months of the Fixed Annual Rent then in effect if such monetary default is cured after five (5) Business Days but not more than ten (10) Business Days of the giving of notice, and (z) three (3) months of the Fixed Annual Rent then in effect if such default is cured at any time after ten (10) Business Days of the giving of notice through the end of the aforesaid twenty-five (25) day period. The requirement to provide such security deposit in the applicable amount (as described in the preceding sentence) shall apply each time Landlord delivers to Tenant a notice of Landlord’s intention to terminate this Lease following an Event of Default. If Tenant fails to cure all outstanding Events of Default and restore this Lease as provided above and Landlord elects to terminate this Lease, then this Lease, the estate hereby granted and all rights of Tenant hereunder shall expire and terminate upon the Termination Date. Upon such termination, Tenant shall immediately surrender and deliver possession of the Premises to Landlord in the condition required by the terms of this Lease as if such date was the Expiration Date. If Tenant does not so surrender and deliver possession of the Premises, Landlord may re-enter and repossess the Premises not surrendered by any available legal process. Upon or at any time after taking possession of the Premises, Landlord may, by legal process, remove any persons or property therefrom. Except to the extent of Landlord’s negligence or other misconduct, Landlord will be under no liability for or by reason of any such entry, repossession or removal. If Tenant fails to cure all outstanding Events of Default and restore this Lease as provided above and Landlord elects to terminate Tenant’s right of possession, then Tenant’s right to possess the Premises shall be terminated on the Termination Date, whereupon Landlord may repossess and re-enter the Premises by any available legal process without thereby 23 releasing Tenant from any liability hereunder and, except as required by applicable law, without further demand or notice of any kind to Tenant and without terminating this Lease. After repossession of the Premises pursuant hereto, Landlord will have the right to relet the Premises to such tenant or tenants, for such term or terms, for such rent, on such conditions and for such uses as Landlord in its sole discretion may determine, and collect and receive any rents payable by reason of such re-letting, and Tenant shall be and remain liable to Landlord for any rental shortfall between the Rent payable hereunder by Tenant and the rent received by Landlord as a result of any re-letting and all costs and expenses incurred by Landlord in connection with such reletting including, without limitation, brokerage fees, and attorney’s fees and expenses. Landlord hereby agrees to use diligent and commercially reasonable efforts to mitigate its damages arising out of any default by Tenant, but such obligation shall not require Landlord to prioritize the reletting of the Premises over other vacant premises of Landlord or its affiliate entities. Landlord may make such alterations in connection with such re-letting as it may deem advisable in its sole discretion. Notwithstanding any such termination of Tenant’s right of possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease and in such event Landlord will have the rights and remedies specified in the paragraph immediately above. (b) In addition, from and after the occurrence of an Event of Default, Landlord may, but is not obligated to, exercise self-help to cure such Event of Default (and enter upon the Premises in connection therewith if necessary) in Tenant’s name and on Tenant’s behalf, without being liable for any claim for damages therefor, and any and all costs that Landlord incurs in connection with such self-help shall be additional rent hereunder and shall be payable by Tenant upon demand by Landlord. For example (and not by way of limitation), Tenant shall be responsible for paying all costs of Remedial Action that Landlord incurs in connection with performing Remedial Action that Tenant was responsible for performing under this Lease and for which Tenant failed to perform. (c) In the event this Lease is terminated pursuant to Section 21(a), Tenant shall be responsible for the following: (i) Rent up to the time as of which Landlord recovers possession of the Premises; and (ii) Default Rent (as such term is hereinafter defined), to accrue from and after the time of such possession, which shall be accelerated and due and payable as of the date of the Event of Default, but not including any of the Rent otherwise described in Section 21(c)(i) above that would be duplicative. As used herein, the term “Default Rent” means the difference (but not below 0) between 1. The sum of (x) Rent due for the balance of the then remaining Term (but not including any Renewal Term(s) to the extent that such Renewal Term(s) have not yet commenced), discounted to present value at the rate of 6.0%, 24 plus, (y) an amount equal to the sums actually incurred or reasonably estimated to be incurred by Landlord in putting the Premises (or any portion thereof) in good order or preparing the same for re-rental, including brokerage and advertising fees, plus (z) reasonable attorneys’ fees and expenses actually incurred by Landlord in the enforcement of this Lease or in defending any claim brought against Landlord by Tenant against which Landlord successfully defends; and 2. FMRV for the balance of the then remaining Term (but not including any Renewal Term(s) to the extent that such Renewal Term(s) have not yet commenced), discounted to present value at the rate of 6.0%. Notwithstanding the sole and exclusive calculation of damages for lost Rent set forth in this Section 21(c), the foregoing limitation of remedies is without prejudice to Landlord’s right to enforce Tenant’s other obligations under this Lease with respect to claims, damages and liabilities (other than Fixed Annual Rent and additional rent) resulting to Landlord by or through Tenant’s use and operation of the Premises, and is without prejudice to Landlord’s right to enforce those provisions set forth in Section 21(a) and (b) herein. Landlord and Tenant agree that such damages amounts described in this Section 21(c) constitute a good faith reasonable estimate of the damages for lost Rent that may be suffered by Landlord upon the occurrence of an Event of Default, and that it is impossible to estimate more precisely such damages. Landlord’s receipt of the damages calculated as described in this Section 21(c) is intended not as a penalty but as full liquidated damages for lost Rent. For avoidance of doubt, the pursuit by Landlord of the remedies set forth in this Section 21 shall be exclusive with respect to lost Rent, and Landlord shall not thereafter pursue any other remedies at law or in equity against Tenant with respect to lost Rent. Except as provided in this Section 21, (x) all remedies are cumulative and concurrent and no remedy is exclusive of any other remedy; (y) each remedy may be exercised at any time an Event of Default has occurred and may be exercised from time to time; and (z) no remedy shall be exhausted by any exercise thereof. (d) In the event there is a bankruptcy filing by or against Landlord and this Lease is rejected pursuant to 11 U.S.C. § 365 or any other provision of applicable bankruptcy law, such rejection shall constitute a breach of this Lease and, if Tenant so elects, shall entitle Tenant to terminate this Lease and recover Tenant’s damages on account of such breach. (e) Tenant shall be responsible for the reimbursement to Landlord of all legal fees and expenses incurred by Landlord in enforcing the terms of the Lease. (f) The obligations of Tenant under this Section shall survive the expiration or termination of this Lease.

25 22. LATE CHARGES. Any money owed by Tenant to Landlord after the due date and cure period(s) therefor shall bear interest at the Default Rate, from the due date until the date paid. 23. SURRENDER; HOLDOVER. (a) Except as otherwise provided in this Lease, Tenant shall quit and surrender peaceably and quietly, to Landlord, its agent or attorney, possession of the Premises at the expiration or other termination of this Lease, vacant (free of all occupants, including, without limitation, permitted sub-lessees, occupants, and licensees), broom clean and in good condition, except for ordinary wear and tear, and free of violations. In the event of Tenant’s failure to so vacate, including, without limitation, its failure to cause permitted sub-lessees, occupants or licensees to vacate, Tenant agrees to pay all of Landlord’s actual out of pocket costs and reasonable counsel fees and expenses resulting therefrom, including, without limitation, those that arise in connection with eviction, ejection, or dispossession remedies that Landlord pursues against Tenant, permitted sub-lessees, occupants or licensees. (b) If Tenant holds over or remains in possession of the Premises after the expiration of the Term of this Lease, or after any termination hereof, in violation of the terms of this Lease without any written agreement being made or entered into between Landlord and Tenant, such holding over or continued possession shall be deemed to be a tenancy from month to month of the Premises at a monthly rental equal to one hundred twenty-five percent (125%) of the then last monthly installments of Fixed Annual Rent and additional rent under this Lease which accrues, arises or otherwise becomes payable during the Term for the first thirty (30) days of such holdover period and thereafter, one hundred fifty percent (150%) of the then last monthly installments of Fixed Annual Rent and additional rent under this Lease which accrues, arises or otherwise becomes payable during the Term, and otherwise shall be upon the terms and conditions of this Lease, and such tenancy shall be terminable at the end of any month by either party upon written notice delivered to the other party at least thirty (30) days prior to the end of such month. 24. WAIVERS. (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER. IN THE EVENT LANDLORD COMMENCES ANY DISPOSSESSION PROCEEDING FOR POSSESSION OF THE PREMISES BASED UPON A DEFAULT BY TENANT IN THE PAYMENT OF FIXED ANNUAL RENT OR ADDITIONAL RENT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN SUCH PROCEEDING. IN CONNECTION WITH ANY SUCH 26 PROCEEDING, OR IN ANY OTHER ACTION OR PROCEEDING TO ENFORCE THIS LEASE OR OBTAIN POSSESSION OF THE PREMISES, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS COSTS, EXPENSES AND ATTORNEYS’ FEES FROM THE NON-PREVAILING PARTY. (b) Tenant hereby waives and surrenders, for itself and all those claiming under it, including creditors of all kinds (i) any right and privilege which it or any of them may have under any present or future law to redeem the Premises or to have a continuance of this Lease after termination of this Lease or of Tenant’s right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt. 25. INDEMNIFICATION. Tenant hereby releases and agrees to indemnify and hold harmless Landlord and all its trustees, officers, employees, directors, agents, and consultants (hereinafter collectively referred to as the “Indemnitees”) of and from any and all claims, demands, Liabilities, losses, costs, or expenses for any loss including but not limited to bodily injury (including death), personal injury, property damage, expenses, and attorneys' fees, caused by, growing out of, or otherwise happening in connection with this Lease, due to any negligent or intentional act or omission on the part of Tenant, its agents, employees, or others working at the direction of Tenant or on its behalf, or due to the application or violation of any pertinent federal, state, or local laws except for the gross negligence or intentional misconduct of the Indemnitees. In case any action or proceeding is brought against Landlord by reason of any claim mentioned in this Section 25, Tenant, upon notice from Landlord, shall, at Tenant’s expense, resist or defend such action or proceeding in Landlord's name, if necessary, by counsel for the insurance company, if such claim is covered by insurance, or otherwise by counsel approved by Landlord. Landlord agrees to give Tenant prompt notice of any such claim or proceeding. This indemnification is binding on the successors and assigns of the Tenant, and this indemnification survives the expiration or earlier termination of the Lease, or the dissolution or, to the extent allowed by Law, the bankruptcy of Tenant. This indemnification does not extend beyond the scope of this Lease and does not extend to claims exclusively between the undersigned parties arising from the terms, or regarding the interpretation of this Lease. 26. LIMITATION OF LIABILITY; LANDLORD’S RIGHT OF ASSIGNMENT. (a) Tenant agrees that the liability of Landlord under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, shall be limited to Landlord’s interest in the Premises, and in no event shall Tenant make any claim against or seek to impose any personal liability upon any corporate parent or affiliate, officer or employee of Landlord. (b) Notwithstanding anything contained in this Lease to the contrary, neither Landlord nor Tenant shall be entitled to recover from the other party any indirect, consequential, special, punitive, incidental, speculative or exemplary damages of any kind arising under, related to or in connection with this Lease or the transactions contemplated hereby. 27 (c) Subject to Section 40 hereof, Landlord shall be free at all times, without need of consent or approval by Tenant, to assign its interest in this Lease and/or to convey its fee or leasehold interest in the Premises, including, without limitation, by means of mortgage and/or deed of trust. Landlord shall give prior written notice to Tenant of any such conveyance. Each conveyance by Landlord of Landlord’s interest in this Lease or the Premises prior to the expiration or termination of this Lease shall be subject to this Lease and, provided the transferee assumes all obligations of the grantor hereunder, shall relieve the grantor of any further obligations or liability as Landlord first arising after the date of such conveyance, and Tenant shall look solely to Landlord’s successor in interest for all obligations of Landlord accruing from and after the date of the conveyance. 27. BROKER. Each of Landlord and Tenant warrants and represents to the other that it has dealt with no broker, real estate salesperson, or person acting as broker or finder, in connection with this Lease. Each party shall defend, indemnify, and hold the other party harmless of and from any and all claims, liabilities, and/or damages that are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of having dealt with such party. The provisions hereof shall survive the expiration or termination of this Lease. 28. NOTICES. All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease shall be in writing and shall be deemed to have been given and received for all purposes when delivered in person or by FedEx or other reliable 24-hour delivery service with a confirmation of delivery, or five (5) Business Days after being deposited in the United States mail, by registered or certified mail, with return receipt confirming delivery, addressed to the other party at the address set forth below or when delivery is refused, and such notices shall be addressed as follows: To Landlord: Big Lake Industrial 2024, LLC 2655 Cheshire Lane North Plymouth, MN 55447 Attn: Jeffry J. Carriveau, Manager With a copy to: Gerstein-Timm, PLLC Attn: Beth G. Tarasar, Esq. 100 Prairie Center Drive, Suite 201 Eden Prairie, MN 55344 To Tenant: Glenbrook Building Supply, Inc. Edge Builder Inc 5215 Gershwin Avenue N., Oakdale, MN 55128 Attn.: President 28 With a copy to: Star Equity Holdings, Inc. 53 Forest Avenue Old Greenwich, CT 06870 Attn.: Chief Financial Officer and General Counsel For the purposes of this Section, any party may substitute another address by giving five (5) days’ notice of the new address to the other party, in the manner provided above. 29. NO WAIVER. (a) Landlord’s right to require strict performance shall not be affected by any previous waiver or course of dealings. (b) The receipt and acceptance of Rent by Landlord with knowledge of an Event of Default under this Lease shall not be deemed a waiver of such Event of Default and Landlord retains all of its rights under this Lease resulting from such Event of Default. (c) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent stipulated herein shall be deemed to be other than on account of the earliest stipulated monthly rent or item of additional rent outstanding, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or additional rent be deemed an accord and satisfaction and Landlord may accept any such check or payment without prejudice to Landlord’s rights to recover the balance due or to pursue any other remedy. 30. ESTOPPEL CERTIFICATES. At any time and from time to time, within ten (10) Business Days after the giving of written request by Landlord, Tenant will certify to Landlord and any mortgagee or purchaser, or any other person specified in such notice, to the effect (i) that Tenant is in possession of the Premises; (ii) that this Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification); (iii) whether or not there are, to Tenant’s knowledge, then existing set-off or defenses against the enforcement of any duty or obligation of Tenant (and if so, specifying the same); (iv) the dates, if any, to which any Fixed Annual Rent or other charges have been paid in advance; and (v) such other matters as Landlord may reasonably request. 31. BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns. This Lease may be executed in any number of counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Lease by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of an original. Time is of the essence of this Lease. 32. NO MODIFICATION. No waiver, modification, change or alteration of the provisions of this Lease, or any of the rights or remedies of either of the parties hereto shall be

29 valid, unless such waiver, modification, change or alteration is in writing, and signed by the party against whom enforcement is sought. 33. GOVERNING LAW. This Lease shall be governed by, and construed in accordance with, the laws of the state in which the Premises are located. 34. PARTIAL INVALIDITY. In the event any provision of this Lease is declared illegal, invalid, or unenforceable or contrary to law, it shall not affect any other part. 35. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties with regards to the subject matter hereof, and there is no other agreement or understanding between the parties, except as expressly set forth herein. 36. AUTHORITY. The persons executing this Lease on behalf of Tenant and Landlord, respectively, have authority to execute and deliver this Lease. Each party has had the opportunity to review this Lease with its counsel and has participated in the negotiation of this Lease, and this Lease is not to be construed against the drafter. 37. NO RECORDING. Tenant shall not record this Lease, but the parties agree to execute, acknowledge and deliver a memorandum of this Lease for recording in the applicable registry of deeds for the locality in which the Premises are located indicating the names and addresses of Landlord and Tenant, a legal description of the Premises and the Lease Term and any other information that is required by applicable law to provide legal notice of Tenant’s interest in the Premises, but omitting rent and such other terms of this Lease as Landlord may not desire to disclose to the public so long as such omission does not invalidate the effect of such legal notice. Tenant agrees to execute and acknowledge a termination of lease in recordable form to be held by Landlord and not recorded until the expiration or sooner termination of the Term. 38. OFAC CERTIFICATION. Tenant hereby represents and warrants that neither Tenant nor any of its subsidiaries or any director, officer, employee, agent, or affiliate of Tenant or any of its subsidiaries is a Person that is, or is owned or controlled by, Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation Cuba, Iran, North Korea, Sudan and Syria. 39. SURVIVAL. The provisions of this Lease which by their terms, nature and content, or by any reasonable interpretation thereof, are intended to survive any termination, cancellation or expiration of this Lease, including, but not limited to, Tenant’s indemnity obligations, shall so survive and continue after such termination, cancellation or expiration. 40. FINANCIAL STATEMENTS/ANNUAL SALES REPORTS Tenant shall provide Landlord with its annual financials certified to be true and correct within 120 days after the end of each fiscal year. Further, if requested by Landlord due to (i) a proposed sale of the 30 Premises; or (ii) if Landlord is refinancing and lender requires it for underwriting purposes; or (iii) Tenant has a history of late payment of Rent more than two times in a calendar year, then Tenant shall furnish Landlord with its most recent financial statements (including income statements and balance sheets) certified to be true and correct, but in no event more than once per calendar year. If the financial statements are unaudited, then the statements shall be certified as true and correct by an officer, managing partner or managing member of Tenant. Landlord shall maintain all statements, documents, files and other information shared by Tenant with Landlord as confidential and shall use such information solely under a duty of confidentiality with any potential purchaser or lender of the Premises. 41. NOTICE OF SALE. Landlord agrees that in the event that Landlord intends to list the Premises for sale that it will provide at least thirty (30) days prior written notice to Tenant of its intention to list the Premises for sale before listing it for sale. [SIGNATURE PAGE FOLLOWS] 31 IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of the date first written above. LANDLORD: BIG LAKE INDUSTRIAL 2024, LLC, a Minnesota limited liability company By: Name: Jeffrey J. Carriveau Title: Manager TENANT: Edge Builder, Inc., a Delaware corporation By: Name:_______________________________ Title: Glenbrook Building Supply, Inc., a Delaware corporation By: Name:_______________________________ Title: /s/ Jeffrey J. Carriveau /s/ Ron Schumacher Ron Schumacher President /s/ Ron Schumacher Ron Schumacher President